UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Quipt Home Medical Corp.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

QUIPT HOME MEDICAL CORP. IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL GENERAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 17, 2025 This Notice is prepared under the notice-and-access rules adopted by the U.S. Securities and Exchange Commission and applicable Canadian securities commissions to deliver proxy materials to its shareholders for the above-noted meeting instead of sending you paper copies of the proxy materials. Please call Quipt Home Medical Corp. (the “Corporation”) toll free at 1 (866) 466-5355 if you have any questions about this notice. The Corporation’s annual general meeting (the “Meeting”) of shareholders (the “Shareholders”) will be held at the Hampton Inn & Suites, 975 University Parkway, Sarasota, Florida on March 17, 2025 at 10:00 a.m. (ET) for the following purposes: 1. to elect four directors to serve until the next annual meeting of shareholders. 2. to re-appoint BDO USA, P.C. as auditors of the Corporation to hold office for the fiscal year ended September 30, 2025, and authorize the board of directors of the Corporation to fix the remuneration of the auditors. This Notice presents only an overview of the more complete Meeting materials that are available to you on the Internet. We encourage you to access and review all the important information contained in the Meeting materials before voting. The Meeting materials can be viewed online at https://investorrelations.quipthomemedical.com/documents/investorrelation/circulars/2025/2025.pdf and under Quipt Home Medical Corp.’s SEDAR+ profile at www.sedarplus.ca and at http://www.sec.gov. The Meeting materials include: the Proxy Statement, the form of proxy card, and a financial statement request form. Requesting Printed Meeting Materials If you want to receive a paper or e-mail copy of the Meeting materials, you must request one. Shareholders can request that paper or email copies of the Meeting materials be sent to them at no cost to them on or before 12:00 p.m. (ET) on March 3, 2025 to facilitate timely delivery. Shareholders may make their request without charge for a paper or email copy of the Meeting materials by calling the toll free number at 1 (866) 466-5355 or by sending an email to investorinfo@myquipt.com. Voting by Proxy Registered holders: If you are not attending the Meeting, you can submit your proxy as follows: On the Internet: Go to www.investorvote.com and follow the instructions. By Telephone: Call (866) 732-VOTE (8683) (Canada and the U.S. only) or (312) 588-4290 (outside Canada and the U.S.) and follow the prompts. By Mail: You can vote by mail by requesting a paper copy of the Meeting materials, which includes a proxy card (Please see “Requesting Printed Meeting Materials”). Sign, date and return the proxy card to Computershare Investor Services Inc. (“Computershare”) by mail at Attention: Proxy Department, 8th Floor, 100 University Avenue, Toronto, Ontario M5J 2Y1. YOU MUST USE THE 15 DIGIT CONTROL NUMBER LOCATED IN THE BOX BELOW. To be effective, a proxy must be received before 10:00 a.m. (ET) on March 13, 2025, or not later than forty-eight (48) hours (excluding Saturdays, Sundays and holidays) before any adjournment or postponement of the Meeting. Non-registered holders: If you are not attending the Meeting, use the voting information form (“VIF”) provided by your intermediary (bank, trust company or broker) and return it as early as practicable to ensure that it is transmitted on time (see the VIF for details). It must be received by your intermediary with sufficient time for them to file a proxy with Computershare not later than forty-eight (48) hours (excluding Saturdays, Sundays and holidays) prior to the time set for the Meeting or any adjournment or postponement thereof by the deadline noted above. Voting in Person: For registered holders, if you plan to attend the Meeting, you must register with Computershare when you arrive at the Meeting to have voting rights at the Meeting. For non-registered holders, if you plan to attend the Meeting, you must appoint yourself in the space provided in the VIF and register with Computershare when you arrive at the Meeting to have voting rights at the Meeting. PLEASE NOTE – THIS IS NOT A VOTABLE BALLOT. YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online, by telephone or request a paper copy of the Meeting materials to receive a proxy card. Control Number: THE BOARD OF DIRECTORS OF THE CORPORATION RECOMMENDS THAT YOU VOTE FOR ALL NOMINEES IN THE ELECTION OF DIRECTORS IN PROPOSAL 1 AND FOR PROPOSAL 2. Accessing Meeting Materials